                                  Exhibit 99.2

 Series 1997-2 Monthly Certificateholders' Statement for the month of May 1998

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Proffitt's,
Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

     DATE OF THE CERTIFICATE                                             JUNE 10, 1998
     MONTHLY PERIOD ENDING:                                               MAY 31, 1998
     DETERMINATION DATE                                                  JUNE 10, 1998
     DISTRIBUTION DATE                                                   JUNE 15, 1998

----------------------------------------------------------------------------------------------------------------------------------
                                                              GENERAL
----------------------------------------------------------------------------------------------------------------------------------

 201 Amortization Period                                                                                      No          201
 202 Early Amortization Period                                                                                No          202
 203 Class A Investor Amount paid in full                                                                     No          203
 204 Class B Investor Amount paid in full                                                                     No          204
 205 Collateral Indebtedness Amount paid in full                                                              No          205
 206 Proffitt's Inc. is the Servicer                                                                         Yes          206

----------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTOR AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                                          as of the end                    as of the end
                                                                            of prior                      of the relevant
                                                                         Monthly Period                    Monthly Period
                                                                         --------------                   ---------------
 207 Series 1997-2 Investor Amount                                        $235,300,000     207(a)           $235,300,000  207(b)
 208    Class A Investor Amount                                           $180,000,000     208(a)           $180,000,000  208(b)
 209    Class B Investor Amount                                           $ 20,000,000     209(a)           $ 20,000,000  209(b)
 210    Collateral Indebtedness Amount                                    $ 21,000,000     210(a)           $ 21,000,000  210(b)
 211    Class D Investor Amount                                           $ 14,300,000     211(a)           $ 14,300,000  211(b)

 212 Series 1997-2 Adjusted Investor Amount                               $235,300,000     212(a)           $235,300,000  212(b)
 213    Class A Adjusted Investor Amount                                  $180,000,000     213(a)           $180,000,000  213(b)
 214       Principal Account Balance                                      $         -      214(a)           $         -   214(b)
 215    Class B Adjusted Investor Amount                                  $ 20,000,000     215(a)           $ 20,000,000  215(b)

 216    Class A Certificate Rate                                                                                 6.50%    216
 217    Class B Certificate Rate                                                                                 6.69%    217
 218    Collateral Indebtedness Interest                                                                       6.25625%   218
 219    Class D Certificate Rate                                                                               6.53125%   219
 220 Weighted average interest rate for Series 1997-2                                                            6.50%    220

                                                                                                      as of the end of
                                                                  as of the end of prior                the relevant
                                                                      Monthly Period                   Monthly Period
                                                                 ------------------------          ---------------------
 221 Series 1997-2 Investor Percentage with respect to
     Finance Charge Receivables                                          33.99%            221(a)          34.13%         221(b)
 222    Class A                                                          26.00%            222(a)          26.11%         222(b)
 223    Class B                                                           2.89%            223(a)           2.90%         223(b)
 224    Collateral Indebtedness Amount                                    3.03%            224(a)           3.05%         224(b)
 225    Class D                                                           2.07%            225(a)           2.07%         225(b)

 226 Series 1997-2 Investor Percentage with respect to
     Principal Receivables                                               33.99%            226(a)          34.13%         226(b)
 227    Class A                                                          26.00%            227(a)          26.11%         227(b)
 228    Class B                                                           2.89%            228(a)           2.90%         228(b)
 229    Collateral Indebtedness Amount                                    3.03%            229(a)           3.05%         229(b)
 230    Class D                                                           2.07%            230(a)           2.07%         230(b)

 231 Series 1997-2 Investor Percentage with respect to
     Allocable Amounts                                                   33.99%            231(a)          34.13%         231(b)
 232    Class A                                                          26.00%            232(a)          26.11%         232(b)
 233    Class B                                                           2.89%            233(a)           2.90%         233(b)
 234    Collateral Indebtedness Amount                                    3.03%            234(a)           3.05%         234(b)
 235    Class D                                                           2.07%            235(a)           2.07%         235(b)

----------------------------------------------------------------------------------------------------------------------------------
                                               SERIES 1997-2 INVESTOR DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------

 236 The sum of the daily allocations of collections of Principal
     Receivables for the relevant Monthly Period                                                   $                 -    236
 237    Class A distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                        $                 -    237

 238    Class B distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                                 $        -    238
 239    Collateral Indebtedness Amount distribution of
        collections of Principal Receivables per $1,000 of original
        principal amount                                                                                    $        -    239
 240    Class D distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                                 $        -    240
 241    Class A distribution attributable to interest per $1,000 of
        original principal amount                                                                           $      5.42   241
 242    Class B distribution attributable to interest per $1,000 of
        original principal amount                                                                           $      5.58   242
 243    Collateral Indebtedness Amount distribution attributable
        to interest per $1,000 of original principal amount                                                 $      5.39   243
 244    Class D distribution attributable to interest per $1,000 of
        original principal amount                                                                           $        -    244
 245    Monthly Servicing Fee for the next succeeding Distribution Date
        per $1,000 of original principal amount                                                             $      1.67   245

-------------------------------------------------------------------------------------------------------------------------------
                                              COLLECTIONS ALLOCATED TO SERIES 1997-2
-------------------------------------------------------------------------------------------------------------------------------

 246 Series allocation of collections of Principal Receivables                                              $46,283,172   246
 247    Class A                                                                                             $35,405,742   247
 248    Class B                                                                                             $ 3,933,971   248
 249    Collateral Indebtedness Amount                                                                      $ 4,130,670   249
 250    Class D                                                                                             $ 2,812,789   250

 251 Series allocation of collections of Finance Charge Receivables                                         $ 4,644,009   251
 252    Class A                                                                                             $ 3,552,578   252
 253    Class B                                                                                             $   394,731   253
 254    Collateral Indebtedness Amount                                                                      $   414,467   254
 255    Class D                                                                                             $   282,233   255

     Available Funds
     ---------------
 256    Class A Available Funds                                                                             $ 3,552,578   256
 257       The amount to be withdrawn from the Reserve Account to be included in
           Class A available funds                                                                          $        -    257
 258       Principal Investment Proceeds to be included in Class A Available Funds                          $        -    258
 259       The amount of investment earnings on amounts held in the Reserve Account
           to be included in Class A available funds                                                        $        -    259
 260    Class B Available Funds                                                                             $   394,731   260
 261       The amount to be withdrawn from the Reserve Account to be included in
           Class B available funds                                                                          $        -    261
 262       Principal Investment Proceeds to be included in Class B Available Funds                          $        -    262
 263       The amount of investment earnings on amounts held in the Reserve Account
           to be included in Class B available funds                                                                 -    263

 264 Collateral Available Funds                                                                                 414,467   264

 265 Class D Available Funds                                                                                    282,233   265

-------------------------------------------------------------------------------------------------------------------------------
                                                    APPLICATION OF COLLECTIONS
-------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
 266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                                      $   975,000   266
 267 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                                        $        -    267
 268 Class A Allocable Amount                                                                               $   509,031   268
 269 An amount to be included in the Excess Spread                                                          $ 2,068,547   269

     Class B
     -------
 270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                                      $   111,500   270
 271 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                                        $        -    271

 272 An amount to be included in the Excess Spread                                                          $   283,231   272

     Collateral
     ----------
 273 If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                                        $        -    273
 274 An amount to be included in the Excess Spread                                                          $   414,467   274

     Class D
     -------
 275 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                                        $        -    275
 276 An amount to be included in the Excess Spread                                                          $   282,233   276

 277 Available Excess Spread                                                                                $ 3,048,478   277
 278 Available Shared Excess Finance Charge Collections                                                     $        -    278
 279 Total Cash Flow available for 1997-2 waterfall                                                         $ 3,048,478   279

 280 Class A Required Amount is to be used to fund any deficiency in line266,
     line267 and line268                                                                                    $        -    280
 281 The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                                  $        -    281
 282 Class B Required Amount to the extent attributable to line270, and line271                             $        -    282
 283 Class B Allocable Amount                                                                               $    56,559   283
 284 Any remaining portion of the Class B Required Amount                                                   $        -    284
 285 An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of Class B Investor Amount to the
     Class A Investor Amount                                                                                $        -    285
 286 Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously due but not paid to the Collateral Indebtedness
     Holder plus Collateral Additional Interest                                                             $   113,134   286
 287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due for the relevant Monthly Period and not paid above                                             $   368,333   287
 288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due but not distributed to the Servicer for prior Monthly Periods                                  $        -    288
 289 Collateral Allocable Amount                                                                            $    59,387   289
 290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the CIA to the Class A or Class B Investor Amount                                     $        -    290
 291 The excess, if any, of the Required Cash Collateral Amount over the
     Available Collateral Amount                                                                            $        -    291
 292 An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                                    $    80,425   292
 293 Class D Servicing Fee due for the relevant Monthly Period and not paid
     above                                                                                                  $    23,833   293
 294 Class D Servicing Fee due but not distributed to the Servicer for prior
     Monthly Periods                                                                                        $        -    294
 295 Class D Allocable Amount                                                                               $    40,440   295
 296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA                                                                                 $        -    296
 297 Aggregate amount of any other amounts due to the Collateral Indebtedness
     Holder pursuant to the Loan Agreement                                                                  $        -    297
 298 Excess, if any, of the Required Reserve Account Amount over the amount on
     deposit in the Reserve Account                                                                         $        -    298
 299 Shared Excess Finance Charge Collections                                                               $ 2,306,367   299

----------------------------------------------------------------------------------------------------------------------------------
                            DETERMINATION OF MONTHLY PRINCIPAL
----------------------------------------------------------------------------------------------------------------------------------

 300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                               $        -    300
 301    Available Principal Collections held in the Collection Account                                      $46,283,172   301
 302    Class A Accumulation Amount                                                                         $        -    302

 303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (distributable only after payout of Class A)                                                           $        -    303
 304    Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A Monthly Principal                                               $46,283,172   304
 305    Class B Accumulation Amount                                                                         $        -    305

 306 Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
     and line#308)                                                                                          $        -    306
 307    Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A and Class B Monthly Principal                                   $46,283,172   307
 308    Enhancement Surplus                                                                                 $        -    308

 309 Class D Monthly Principal                                                                              $        -    309
 310    Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A, Class B or collateral Monthly Principal                        $46,283,172   310


----------------------------------------------------------------------------------------------------------------------------------
                               AVAILABLE ENHANCEMENT AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

 311 Available Enhancement Amount                                                                           $35,300,000   311
 312    Amount on Deposit in the Cash Collateral Account                                                    $        -    312

----------------------------------------------------------------------------------------------------------------------------------
                             REALLOCATED PRINCIPAL COLLECTIONS
----------------------------------------------------------------------------------------------------------------------------------

 313 Reallocated Principal Collections                                                                      $        -    313
 314    Class D Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                            $        -    314
 315    Collateral Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                            $        -    315
 316    Class B Principal Collections (to the extent needed to fund Required
        Amounts)                                                                                            $        -    316

----------------------------------------------------------------------------------------------------------------------------------
            INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                           %                               Amount
                                                                ---------------------------        ----------------------
 317 Series 1997-2 Default Amount                                         33.99%           317(a)           $  665,416   317(b)
 318 Class A Investor Default Amount                                      26.00%           318(a)           $  509,031   318(b)
 319 Class B Investor Default Amount                                       2.89%           319(a)           $   56,559   319(b)
 320 Collateral Default Amount                                             3.03%           320(a)           $   59,387   320(b)
 321 Class D Investor Default Amount                                       2.07%           321(a)           $   40,440   321(b)

 322 Series 1997-2 Adjustment Amount                                                                        $       -    322
 323 Class A Adjustment Amount                                                                              $       -    323
 324 Class B Adjustment Amount                                                                              $       -    324
 325 Collateral Adjustment Amount                                                                           $       -    325
 326 Class D Adjustment Amount                                                                              $       -    326

 327 Series 1997-2 Allocable Amount                                                                         $  665,416   327
 328    Class A Allocable Amount                                                                            $  509,031   328
 329    Class B Allocable Amount                                                                            $   56,559   329
 330    Collateral Allocable Amount                                                                         $   59,387   330
 331    Class D Allocable Amount                                                                            $   40,440   331

----------------------------------------------------------------------------------------------------------------------------------
                                     REQUIRED AMOUNTS
----------------------------------------------------------------------------------------------------------------------------------

 332 Class A Required Amount                                                                                $       -    332
 333    Class A Monthly Interest for current Distribution Date                                              $  975,000   333
 334    Class A Monthly Interest previously due but not paid                                                $       -    334
 335    Class A Additional Interest for prior Monthly Period or previously due but not paid                 $       -    335
 336    Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                     $       -    336

 337 Class B Required Amount                                                                                $       -    337
 338    Class B Monthly Interest for current Distribution Date                                              $  111,500   338
 339    Class B Monthly Interest previously due but not paid                                                $       -    339
 340    Class B Additional Interest for prior Monthly Period or previously due but not paid                 $       -    340
 341    Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                     $       -    341
 342   Excess of Class B Allocable Amount over funds available to make payments                             $       -    342

 343 Collateral Required Amount                                                                             $       -    343
 344    Collateral Monthly Interest for current Distribution Date                                           $  113,134   344
 345    Collateral Monthly Interest previously due but not paid                                             $       -    345

 346   Collateral Additional Interest for prior Monthly Period or previously due but not paid               $        -    346
 347   Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                                   $        -    347
 348   Excess of Collateral Allocable Amount over funds available to make payments                          $        -    348

----------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
----------------------------------------------------------------------------------------------------------------------------------
     Class A
     -------
 349 Class A Investor Amount reduction                                                                      $        -    349
 350    Class A Investor Charge Off                                                                         $        -    350
 351    Reductions of the Class A Investor Amount                                                           $        -    351
     Class B
     -------
 352 Class B Investor Amount reduction                                                                      $        -    352
 353    Class B Investor Charge Off                                                                         $        -    353
 354    Reductions of the Class B Investor Amount                                                           $        -    354
 355    Reallocated Principal Collections applied to Class A                                                $        -    355
     Collateral
     ----------
 356 Collateral Indebtedness Amount reduction                                                               $        -    356
 357    Collateral Indebtedness Amount Charge Off                                                           $        -    357
 358    Reductions of the Collateral Indebtedness Amount                                                    $        -    358
 359    Reallocated Principal Collections applied to Class B                                                $        -    359
     Class D
     -------
 360 Class D Investor Amount reduction                                                                      $        -    360
 361    Class D Investor Charge Off                                                                         $        -    361
 362    Reductions of the Class D Investor Amount                                                           $        -    362
 363    Reallocated Principal Collections applied to Collateral Indebtedness Amount                         $        -    363

----------------------------------------------------------------------------------------------------------------------------------
                                                           SERVICING FEE
----------------------------------------------------------------------------------------------------------------------------------
 364 Series 1997-2 Servicing Fee                                                                            $   392,167   364
 365    Class A Servicing Fee                                                                               $   300,000   365
 366    Class B Servicing Fee                                                                               $    33,333   366
 367    Collateral Servicing Fee                                                                            $    35,000   367
 368    Class D Servicing Fee                                                                               $    23,833   368

----------------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
 369 Required Reserve Account Amount (if applicable)                                                           N/A        369
 370 Reserve Account Reinvestment Rate (if applicable)                                                         N/A        370
 371 Reserve Account balance                                                                                $        -    371

 372 Accumulation Period Length                                                                           12 months       372

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 1998.

     Proffitt's, Inc.,
      as Servicer

     By: /s/ James S. Scully
         -------------------------------
     Name:   James S. Scully
     Title:  Vice President and Treasurer